AMENDMENT NO. 2 TO
REGISTRATION RIGHTS AGREEMENT

This Amendment No. 2 (this “Amendment”) is made and entered into as of May 23, 2006, by and among Global Crossing Limited, a company organized under the laws of Bermuda (the “Company”), STT Crossing Ltd, a company organized under the laws of Mauritius (“STT Crossing”), and each other person who becomes a Holder of the Registrable Securities, and amends the Registration Rights Agreement, dated as of December 9, 2003, by and among the Company, STT Crossing and each other person who becomes a Holder of the Registrable Securities (as amended, the “Agreement”). Capitalized terms used but not defined herein have the meanings given thereto in the Agreement.

WHEREAS, the Agreement was previously amended by Amendment No. 1 ( “Amendment No. 1”) as of December 23, 2004, by and among the Company, STT Crossing, STT Hungary Liquidity Management Limited Liability Company, a limited liability company organized under the laws of Hungary, and each other person who becomes a Holder of the Registrable Securities;

WHEREAS, the Company desires to incur indebtedness of up to an aggregate principal amount of $143,750,000 of the Company’s senior convertible notes (the “Proposed Indebtedness”) upon terms set forth in the Underwriting Agreement among the Company and the underwriters named therein dated as of May 23, 2006 in relation to the issuance of the Proposed Indebtedness, and as described in the prospectus supplement to the prospectus dated as of the date hereof in relation to the issuance of the Proposed Indebtedness (the “Convertible Notes Offering”);

WHEREAS, the Company desires to issue and sell up to 13,800,000 shares of the Company’s common shares (the “Proposed Common Shares”) upon terms set forth in the Underwriting Agreement among the Company and the underwriters named therein dated as of May 23, 2006 in relation to the issuance of the Proposed Common Shares, and as described in the prospectus supplement to the prospectus dated as of the date hereof in relation to the issuance of the Proposed Common Shares (the “Common Shares Offering”);

WHEREAS, the parties desire that any Common Shares that may be issued to STT Crossing and/or its affiliates upon conversion of the Proposed Indebtedness be deemed to be Registrable Securities under the Agreement;

WHEREAS, the parties desire to clarify that any Common Shares that may be issued to STT Crossing and/or its affiliates in the Common Shares Offering be deemed to be Registrable Securities under the Agreement; and

WHEREAS, the parties desire to make this Amendment to the Agreement pursuant to Section 9(b) of the Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments. Pursuant to Section 9(b) of the Agreement, the parties agree as follows:

(a) If, at any time, any of the Proposed Indebtedness acquired by STT Crossing in the Convertible Notes Offering is converted into Common Shares:

(i) all of the Common Shares or other securities which the Holder or Holders may acquire upon such conversion, together with any other securities which the Holder or Holders may acquire on account of any such securities, shall be deemed “Registrable Securities” under the Agreement and will be entitled to all the benefits associated therewith; and

(ii) the holder or holders of such Registrable Securities shall be deemed a “Holder” for purposes of the Agreement.

(b) For the avoidance of doubt,

(i) all of the Proposed Common Shares acquired by STT Crossing and/or its affiliates in the Common Shares Offering shall be deemed “Registrable Securities” under the Agreement and will be entitled to all the benefits associated therewith; and

(ii) the holder or holders of such Registrable Securities shall be deemed a “Holder” for purposes of the Agreement.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to STT Crossing as follows:

(a) Due Authorization; Enforceability. The Company has all right, corporate power and authority to enter into, execute and deliver this Amendment and to consummate the transactions contemplated hereby. The execution and delivery by the Company of this Amendment and the compliance by the Company with each of the provisions of this Amendment are within the corporate power and authority of the Company and have been duly authorized by all requisite corporate and other action on the part of the Company. This Amendment has been duly and validly executed and delivered by the Company and this Amendment constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors’ rights generally and for limitations imposed by general principles of equity.

(b) No Conflicts or Violations; Consents. Neither the execution, delivery or performance by the Company of this Amendment nor the consummation by the Company of the transactions contemplated hereby will: (i) conflict with, or result in a breach or violation of, any provision of the memorandum of association, certificate of incorporation or bye-laws or other organizational documents of the Company; (ii) constitute, with or without notice or the passage of time or both, a breach, violation or default, create any encumbrance, or give rise to any right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration, under any law applicable to or binding on the Company or any subsidiary of the Company or any provision of any contract, agreement or other arrangement to which the Company or any subsidiary of the Company is a party or pursuant to which any of them or any of their assets or properties is subject, except for breaches, violations, defaults, encumbrances, or rights of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration, which, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the business, properties, assets, liabilities, prospects, operations or condition (financial or otherwise) of the Company and its subsidiaries taken as a whole or its ability to consummate the transactions contemplated hereby; or (iii) require any consent, approval or authorization of, notification to, filing with, or exemption or waiver by, any governmental entity or any other person on the part of the Company or any subsidiary of the Company.

3. Representations and Warranties of STT Crossing. STT Crossing hereby represents and warrants to the Company as follows:

(a) Due Authorization; Enforceability. It has all right, power and authority to enter into, execute and deliver this Amendment and to consummate the transactions contemplated hereby. Its execution and delivery of this Amendment and its consummation of the transactions contemplated hereby are within its power and authority and have been duly authorized by all necessary action on its part. This Amendment has been duly and validly executed and delivered by it and this Amendment constitutes its legal, valid and binding agreement, enforceable against it in accordance with its terms, except as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors’ rights generally and for limitations imposed by general principles of equity.

(b) Consents; No Violations. Neither the execution, delivery or performance by it of this Amendment nor the consummation by it of the transactions contemplated hereby will: (i) conflict with, or result in a breach or violation of, any provision of its organizational documents; (ii) constitute, with or without notice or the passage of time or both, a breach, violation or default, create any encumbrance, or give rise to any right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration, under any law or any provision of any contract, agreement or other arrangement of it, or to which it or any of its assets or properties is subject, except for breaches, violations, defaults, encumbrances, or rights of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration, which, individually or in the aggregate, could not have a material adverse effect on its ability to consummate the transactions contemplated hereby; or (iii) require any consent, approval or authorization of, notification to, filing with, or exemption or waiver by, any governmental entity or any other person on its part.

4. Confirmation of Agreement. Except as herein expressly amended, the Agreement and Amendment No. 1 shall remain in full force and effect in accordance with their terms.

5. Governing Law; Submission to Jurisdiction. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law, other than the choice of law principles of such state.

6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original instrument, but all together shall constitute one agreement.

7. Headings. The headings of the sections of this Amendment have been inserted for convenience of reference only and shall not be deemed to be a part of this Amendment or the Agreement.

[Signatures Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

GLOBAL CROSSING LIMITED

By: _/s/ Mitchell Sussis
Name: Mitchell Sussis
Title: Vice President

STT CROSSING LTD

By: _/s/ Stephen Geoffrey Miller_
Name: Stephen Geoffrey Miller
Title: Director